UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________________________________________
FORM 8-K
___________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 5, 2013
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ALIGN TECHNOLOGY, INC.
_______________________________________________________________
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-32259	94-3267295
(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway, San Jose, California	95131
(Address of Principal Executive Offices)	(Zip Code)
(408) 470-1000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

As previously disclosed in a Form 8-K filed July 18, 2013, David L. White was appointed as Align's Vice President, Finance and Chief Financial Officer, effective August 5, 2013. On July 29, 2013, Mr. White and Align entered into an employment agreement (the “Employment Agreement”). The Employment Agreement provides for a base salary of $400,000 per year and a target bonus of 60% of his base salary. If, during the term of his employment, and not in connection with a Change of Control (as defined in the Employment Agreement), the Company terminates Mr. White's employment without Cause (as defined in the Employment Agreement) or Mr. White resigns for Good Reason (as defined in the Employment Agreement), then (X) Mr. White shall immediately vest in an additional number of shares under all outstanding equity as if he had performed additional 12 months of service and (Y) Mr. White will be entitled to (i) the then current year's target bonus, prorated for the number of days Mr. White has been employed during the year, (ii) one year's base salary and (ii) the greater of the then current year's target bonus or the actual prior year's bonus. In the event of a Change of Control, (i) Mr. White will immediately vest in equity awards representing an additional 12 months of service and (ii) if within 12 months of a Change of Control either (a) Mr. White's employment is terminated without Cause or (b) Mr. White resigns for Good Reason, Mr. White will immediately vest in all outstanding equity awards and be entitled to (x) the then current year's target bonus prorated for the number of days Mr. White has been employed during the year, (y) one year's base salary and (z) the greater of the then current year's target bonus or the actual prior year's bonus.
A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.
ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement between Align Technology, Inc. and David L. White

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.
August 2, 2013	By: /s/ Roger E. George
Roger E. George
Vice President, Corporate and Legal Affairs, General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Employment Agreement between Align Technology, Inc. and David L. White